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                                                                    EXHIBIT 99.1



                                   SIGNAL CORP
                         SPECIAL MEETING OF SHAREHOLDERS

                                ___________, 1998


         The undersigned hereby appoints the Board of Directors of Signal Corp ("Signal"), and its survivor, with full power of substitution, to act as attorneys and proxies for the undersigned to vote all shares of common stock of Signal which the undersigned is entitled to vote at Signal's Special Meeting of Shareholders (the "Meeting"), to be held on _______, ___________, 1998, at the Black Tie Affair Conference Center, located at 50 Riffel Road, Wooster, Ohio at __:__ _.m., local time, and at any and all adjournments and postponements thereof, as follows:

         The adoption of the Agreement of Affiliation and Plan of Merger, dated August 10, 1998, by and between FirstMerit Corporation and Signal (the "Merger Agreement"), pursuant to Sections 1701.78 and 1701.831 of the Ohio Revised Code.

                [ ]  FOR        [ ]  AGAINST            [ ]  ABSTAIN


                 The Board of Directors recommends a vote "FOR"
                       adoption of the Merger Agreement.

         In their discretion, the proxies are authorized to vote on any other business that may properly come before the Meeting. However, proxies instructed to vote against the adoption of the Merger Agreement will not be voted for a proposal to approve adjournment of the Meeting to solicit further proxies for the vote on the Merger Agreement, in the event such a proposal comes before the Meeting.


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THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS
PROXY WILL BE VOTED FOR ADOPTION OF THE MERGER AGREEMENT. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
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           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned acknowledges receipt from Signal, prior to the execution of this proxy, of Notice of the Meeting and a Joint Proxy Statement/Prospectus.




Dated:
        ------------------               ------------------------------------
                                         PRINT NAME OF SHAREHOLDER



                                         ------------------------------------
                                         SIGNATURE OF SHAREHOLDER



                                         ------------------------------------
                                         PRINT NAME OF SHAREHOLDER



                                         ------------------------------------
                                         SIGNATURE OF SHAREHOLDER

                                         Please sign exactly as your name
                                         appears on this card. When signing as
                                         attorney, executor, administrator,
                                         trustee or guardian, please give your
                                         full title. If shares are held jointly,
                                         each holder should sign.

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           PLEASE PROMPTLY COMPLETE, DATE, SIGN AND MAIL THIS PROXY IN
                       THE ENCLOSED POSTAGE-PAID ENVELOPE
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